                                                                      EXHIBIT 99

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
CHRYSLER FINANCIAL                                                                         DISTRIBUTION DATE:            09-DEC-02
DAIMLERCHRYSLER AUTO TRUST 2002-C MONTHLY SERVICER'S CERTIFICATE (HQ)                                                   PAGE 1 OF 2
-----------------------------------------------------------------------------------------------------------------------------------
      Payment Determination Statement Number                                  1
      Distribution Date                                               09-Dec-02

      DATES COVERED                                          FROM AND INCLUDING                   TO AND INCLUDING
      -------------                                          ------------------                   ----------------
           Collections Period                                         10-Oct-02                           30-Nov-02
           Accrual Period                                             25-Oct-02                           08-Dec-02
           30/360 Days                                                       44
           Actual/360 Days                                                   45


                                                                  NUMBER OF
      COLLATERAL POOL BALANCE DATA                                ACCOUNTS                            $ AMOUNT
      ----------------------------                                --------                            --------

      Pool Balance - Beginning of Period                           125,308                         2,183,399,690.47
      Collections of Installment Principal                                                            69,143,701.34
      Collections Attributable to Full Payoffs                                                        28,602,111.46
      Principal Amount of Repurchases                                                                          0.00
      Principal Amount of Gross Losses                                                                    81,803.38
                                                                                                 ------------------

      Pool Balance - End of Period                                 122,972                         2,085,572,074.29
                                                                                                 ==================



      POOL STATISTICS                                                                           END OF PERIOD
      ---------------                                                                           -------------

      Initial Pool Balance (Pool Balance at the Purchase Date)                                     2,183,399,690.47
      Pool Factor (Pool Balance as a Percent of Initial Pool Balance)                                        95.52%

      Ending O/C Amount                                                                              122,524,881.33
      Coverage Ratio (Ending Pool Balance as a Percent of Ending Securities)                                106.24%

      Cumulative Net Losses                                                                               53,975.40
      Net Loss Ratio (3 mo. Weighted Avg.)                                                                 0.03030%
      Cumulative Recovery Ratio                                                                              34.02%
      60+ Days Delinquency Amount                                                                      1,827,616.53
      Delinquency Ratio (3 mo. Weighted Avg.)                                                              0.04930%

      Weighted Average APR                                                                                   5.926%
      Weighted Average Remaining Term (months)                                                                51.89
      Weighted Average Seasoning (months)                                                                      7.53

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
CHRYSLER FINANCIAL                                                                         DISTRIBUTION DATE:            09-DEC-02
DAIMLERCHRYSLER AUTO TRUST 2002-C MONTHLY SERVICER'S CERTIFICATE (HQ)                                                   PAGE 1 OF 2
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

      CASH SOURCES
           Collections of Installment Principal              69,143,701.34
           Collections Attributable to Full Payoffs          28,602,111.46
           Principal Amount of Repurchases                            0.00   O/C RELEASE       (Prospectus pg S16)
                                                                             -----------
           Recoveries on Loss Accounts                           27,827.98   Pool Balance                     2,085,572,074.29
           Collections of Interest                           17,291,830.14   Yield Supplement O/C Amount        (50,030,256.19)
                                                                                                             ------------------
           Investment Earnings                                   93,544.57   Adjusted Pool Balance            2,035,541,818.10
           Reserve Account                                    5,173,415.00
                                                          ----------------
           TOTAL SOURCES                                    120,332,430.49   Total Securities                 1,963,047,192.96
                                                          ================                                   ------------------

                                                                             Adjusted O/C Amount                 72,494,625.14

      CASH USES
      ---------
           Servicer Fee                                       3,093,149.56   O/C Release Threshold               76,332,818.18

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

           Note Interest                                      5,747,058.89
           Reserve Fund                                       5,173,415.00   O/C Release Period?   (A1 Notes Matured)   No
           O/C Release to Seller                                      0.00
           Note Principal                                   106,318,807.04   O/C Release                                      0.00
                                                          ----------------
           TOTAL CASH USES                                  120,332,430.49
                                                          ================


      ADMINISTRATIVE PAYMENT
      Total Principal and Interest Sources                  120,332,430.49
      Investment Earnings in Trust Account                      (93,544.57
      Daily Collections Remitted                           (114,541,245.09
      Cash Reserve in Trust Account                          (5,173,415.00
      Servicer Fee (withheld)                                (3,093,149.56
      O/C Release to Seller                                           0.00
                                                          ----------------
           PAYMENT DUE TO/(FROM) TRUST ACCOUNT               (2,568,923.73
                                                          ================

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

                                           Beginning              Ending            Principal         Principal per
                                            Balance               Balance             Payment           $1000 Face
                                     -------------------  ------------------------------------------------------------
NOTES & CERTIFICATES
Class A-1  380,000,000  @   1.79%        380,000,000.00       273,681,192.96       106,318,807.04      279.7863343
Class A-2  700,000,000  @   2.07%        700,000,000.00       700,000,000.00                 0.00        0.0000000
Class A-3  550,000,000  @   2.56%        550,000,000.00       550,000,000.00                 0.00        0.0000000
Class A-4  372,000,000  @   3.09%        372,000,000.00       372,000,000.00                 0.00        0.0000000
Certificates                              67,366,000.00        67,366,000.00                 0.00        0.0000000
                                     -------------------  ----------------------------------------
    Total Securities                   2,069,366,000.00     1,963,047,192.96       106,318,807.04
                                     ===================  ========================================


                                         Interest     Interest per
                                          Payment      $1000 Face         Original
                                     --------------------------------
NOTES & CERTIFICATES
Class A-1  380,000,000  @   1.79%      850,250.00      2.2375000             380000000
Class A-2  700,000,000  @   2.07%    1,771,000.00      2.5300000             700000000
Class A-3  550,000,000  @   2.56%    1,720,888.89      3.1288889             550000000
Class A-4  372,000,000  @   3.09%    1,404,920.00      3.7766667             372000000
Certificates                                 0.00                             67366000
                                     -------------                   ------------------
    Total Securities                 5,747,058.89                     2,069,366,000.00
                                     =============                   ==================

* Class A-1 Interest is computed on an Actual/360 Basis.  Days in current period   45
                                                                                 -----
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